Janus Detroit Street Trust

Janus Henderson Small Cap Growth Alpha ETF

Janus Henderson Small/Mid Cap Growth Alpha ETF

Janus Velocity Tail Risk Hedged Large Cap ETF

Janus Velocity Volatility Hedged Large Cap ETF

The Long-Term Care ETF

The Obesity ETF

The Organics ETF

Janus Henderson SG Global Quality Income ETF

(each a “Fund” and collectively, the “Funds”)

Supplement dated December 29, 2017

to Currently Effective Prospectuses and Statements of Additional Information

Effective January 1, 2018, Edward Tom will no longer serve as a portfolio manager for the Funds. Scott Weiner and Benjamin Wang will continue to serve as portfolio managers for the Funds.

Effective January 1, 2018, all references to Edward Tom are deleted from each Fund’s Prospectus and Statement of Additional Information.

Please retain this Supplement with your records.